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THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of October 4, 2023, is made and entered into on the terms and conditions hereinafter set forth, by and among MASTERCRAFT BOAT HOLDINGS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (as defined below) as Lenders, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacities as a Lender, issuer of letters of credit and administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement.

W I TN E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of June 28, 2021 among the Borrower, the other Loan Parties thereto, the Administrative Agent, and each Lender from time to time party thereto (as heretofore amended, modified, supplemented or altered, the “Existing Credit Agreement” and as the same may be amended, restated, supplemented, altered or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), the Lenders agreed to make Loans as more specifically described in the Credit Agreement; and

WHEREAS, the Loan Parties have requested that the Lenders modify the terms of the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Amendments to the Existing Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth herein, the Existing Credit Agreement (but, except as otherwise expressly set forth in the conformed Credit Agreement attached as Annex I hereto, not the Schedules and Exhibits attached thereto) is hereby amended in its entirety to be in the form of Annex I attached hereto.

2.
Conditions to Effectiveness.This Amendment shall be effective only upon the satisfaction of the following conditions:
a.
the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Lenders constituting the Required Lenders, as well as signatures of each Loan Party;
b.
each of the representations and warranties of the Loan Parties contained in this Amendment shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section shall have been satisfied (except to the extent that such representations and warranties relate solely to an earlier date);
c.
the Borrower shall have paid to the Administrative Agent all fees due in connection with this Amendment and all expenses incurred by the Administrative Agent, including, but not limited to, reasonable attorneys’ fees in connection with this Amendment; and
d.
the Administrative Agent shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

3.
Organization, Good Standing, Requisite Power and Authorization, Enforceability. Each Loan Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party has all requisite power, authority and legal right to execute and deliver, on behalf of such Loan Party, this Amendment, any other Loan Documents and other instruments and documents to be executed and delivered by such Loan Party pursuant to this Amendment, to perform and observe the provisions thereof and to carry out the transactions contemplated thereby. All actions on the part of each Loan Party that are required for the execution and delivery of this Amendment and the other Loan Documents and the performance and observance of the provisions thereof by such Loan Party have been duly authorized and effectively taken.

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4.
Representations and Warranties. The Loan Parties each represent and warrant that, except for representations and warranties made as of a particular date, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, and that no Default or Event of Default exists and is continuing under the Credit Agreement or any other documents executed in connection herewith.

5.
Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

a.
Neither this Amendment nor any other indulgences or waivers provided herein that may have been granted to any Loan Party by the Administrative Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

b.
This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Subject to any grace or cure periods in the Credit Agreement or herein, any material noncompliance by any Loan Party with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and each Loan Party hereby expressly reaffirms and ratifies its continuing obligations under the Credit Agreement and the other Loan Documents.

6.
Release and Waiver. Each Loan Party hereby acknowledges and stipulates that it has no claims or causes of action of any kind whatsoever against the Administrative Agent, any Lender,and their respective affiliates, officers, directors, employees or agents. Each Loan Party represents that it is entering into this Amendment freely, and with the advice of counsel as to its legal alternatives. Each Loan Party hereby releases the Administrative Agent, the Lenders, and their respective affiliates, officers, directors, employees and agents, from any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, which any Loan Party have relating in any way to any event, circumstance, action or failure to act to the date of this Amendment. The release by the Loan Parties herein, together with the other terms and provisions of this Amendment, are executed by each Loan Party advisedly and without coercion or duress from the Administrative Agent or any Lender, such Loan Party having determined that the execution of this Amendment, and all its terms and provisions are in the Loan Parties' economic best interest.

7.
Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

[Remainder of Page Intentionally Left Blank. Signatures pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MASTERCRAFT BOAT HOLDINGS INC. By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT BOAT COMPANY, LLC By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT SERVICES, LLC By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC. By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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NSB BOATS, LLC, successor by name change to Nautic Star, LLC By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

CREST MARINE LLC By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

AVIARA BOATS, LLC By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Swingline Lender and Issuing Bank By/s/ Brandon Abney Brandon Abney Authorized Officer

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FIFTH THIRD BANK, NATIONAL ASSOCIATION By/s/ William Perry William Perry AVP

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BMO HARRIS BANK, N.A. By/s/ Chris Spillane Chris Spillane Director

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PINNACLE BANK By/s/ Michael Kohl Michael Kohl Sr VP

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UNITED COMMUNITY BANK By/s/ Brian Reynolds Brian Reynolds Vice President